                                                                   EXHIBIT 10.20

Lessor:

Advanta Bank Corp.        NOTICE: THIS IS A NON-CANCELLABLE, BINDING CONTRACT
1020 Laurel Oak Road      CONSISTING OF ALL TERMS ON BOTH SIDES. THIS CONTRACT
Voorhees, NJ 08043        WAS WRITTEN IN PLAIN LANGUAGE FOR YOUR BENEFIT. IT
                          CONTAINS IMPORTANT TERMS AND CONDITIONS AND HAS LEGAL
                          AND FINANCIAL CONSEQUENCES TO YOU. PLEASE READ IT
                          CAREFULLY; FEEL FREE TO ASK QUESTIONS BEFORE SIGNING.
-------------------------------------------------------------------------------
EQUIPMENT LEASE AGREEMENT
-------------------------------------------------------------------------------
DESCRIPTION OF LEASED EQUIPMENT (Include quantity, make, model, serial no. and all attachments)
-------------------------------------------------------------------------------

(1) ARC SERVE ENTERPRISE BACK-UP SYSTEM

-------------------------------------------------------------------------------
VENDOR'S NAME

Zzyzx Peripherals, Inc.
-------------------------------------------------------------------------------
Schedule Of Rental Payments
-------------------------------------------------------------------------------

TERM OF LEASE (IN MONTHS)  TOTAL NUMBER OF RENTAL PAYMENTS  AMOUNT OF EACH PAYMENT*  SECURITY DEPOSIT*
             36                           36                       $912.40                $1,824.80
                                                            (Plus Applicable Taxes)

-------------------------------------------------------------------------------

PAYMENT FREQUENCY  [ ] Monthly   [ ] Quarterly   [ ] Other _________   *Make check payable to Lessor

-------------------------------------------------------------------------------
Leasing Customer (Lessee): (Complete Legal name. If a corporation, use EXACT registered corporate name.)
-------------------------------------------------------------------------------
COMPANY NAME & ADDRESS         EQUIPMENT LOCATION (If other than Billing Address

Interactive Telesis, Inc.
535 Encinitas Blvd #116
Encinitas, CA 92024
-------------------------------------------------------------------------------
YOU (THE LEASING CUSTOMER) ARE REQUESTING THE LEASING COMPANY ("WE," "US" OR "OUR") TO PURCHASE THE ABOVE EQUIPMENT FOR YOUR USE. TO INDUCE US TO MAKE THIS PURCHASE, YOU HAVE AGREED TO THE FOLLOWING IMPORTANT TERMS AND CONDITIONS.

1. LEASE. You agree to lease from us and we agree to lease to you the equipment identified above together with any replacement part, additions or repairs (the "Equipment") under the terms stated in this Equipment Lease Agreement (the "Lease"). You authorize us to correct obvious errors in this Lease and to insert the Lease number, the serial numbers and other data identifying the Equipment, and other missing terms above (if any) following your execution of this Lease.

                                       LEASE AGREEMENT CONTINUES ON REVERSE SIDE


BY SIGNING THIS LEASE YOU ACKNOWLEDGE AND AGREE THAT: (i) YOU HAVE HAD AN OPPORTUNITY TO DISCUSS THE TERMS AND CONDITIONS IN THIS LEASE WITH US BEFORE SIGNING THIS DOCUMENT; (ii) YOU HAVE READ AND UNDERSTAND THE TERMS AND CONDITIONS ON THE FRONT AND BACK OF THIS LEASE; (iii) THIS LEASE IS A NET LEASE THAT CANNOT BE TERMINATED OR CANCELED; (iv) YOU HAVE AN UNCONDITIONAL OBLIGATION TO MAKE ALL PAYMENTS DUE UNDER THIS LEASE AND YOU CANNOT WITHHOLD, SET-OFF OR REDUCE SUCH PAYMENTS FOR ANY REASON; (v) THE PERSON SIGNING BELOW IS A CORPORATE OFFICER, PARTNER, MEMBER OR PROPRIETOR OF YOURS AND IS AUTHORIZED TO SIGN THIS LEASE AND BIND YOU; (iv) THIS LEASE CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND NO OTHER ORAL OR WRITTEN AGREEMENTS ARE IN EFFECT; AND
(vii) THIS LEASE MAY NOT BE AMENDED EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BOTH PARTIES AND WILL BE BINDING ON BOTH PARTIES, THEIR SUCCESSORS AND ASSIGNS.
-------------------------------------------------------------------------------
Signature                           Date              Telephone No. (Area Code)
X /s/ DONALD CAMERON, President    6/8/99                 760-632-1700
-------------------------------------------------------------------------------
Print Name & Title
 Donald Cameron, President
-------------------------------------------------------------------------------

Witness X [Illegible]
-------------------------------------------------------------------------------

PERSONAL GUARANTY
-------------------------------------------------------------------------------
To induce the above Leasing Company to enter into this Lease and purchase the Equipment for the above Leasing Customer, knowing that the Leasing Company is relying on this Guaranty as a precondition to entering into this Lease, I (or if more than one, then all of us, jointly and severally) INDIVIDUALLY, PERSONALLY, ABSOLUTELY AND UNCONDITIONALLY GUARANTY to the Leasing Company (and any person or firm the Leasing Company may transfer its interests to) all payments and other obligations owed by the Leasing Customer to the Leasing Company under the Lease and any add-on leases and future leases between Leasing Company and Leasing Customer, including but not limited to the Leasing Company's attorney's fee and legal costs incurred in enforcing the Lease. I will also pay all reasonable costs and fees incurred by the Leasing Company in enforcing this Guaranty. Accounts settled between the Leasing Company and the Leasing Customer will bind me. I waive notice of demand and notice of default, and I agree that the Leasing Company may proceed directly against me without first proceeding against the Leasing Customer or the security (including the Equipment). I
FREELY CONSENT TO PERSONAL JURISDICTION IN THE NEW JERSEY COURTS AND I WAIVE TRIAL BY JURY. This Guaranty will bind my heirs, representatives and successors.
-------------------------------------------------------------------------------

SIGNATURE (INDIVIDUALLY; NO TITLES)      Date      SIGNATURE (INDIVIDUALLY; NO TITLES)  Date
X /s/ DONALD CAMERON                    6-8-99     X
-------------------------------------------------------------------------------
GUARANTOR #1 Name and Home Address (Please Print)  GUARANTOR #2 Name and Home Address (Please Print)

Donald Cameron
1109 Sycamore View
Encinitas, CA 92024

WITNESS: /s/ W.R. ADAMS                 6-8-99     WITNESS:
-------------------------------------------------------------------------------
DELIVERY AND ACCEPTANCE RECEIPT
-------------------------------------------------------------------------------
WE (THE LEASING CUSTOMER) CERTIFY THAT ALL EQUIPMENT REFERRED TO ABOVE HAS BEEN DELIVERED AND IS FULLY INSTALLED. WE ALSO CERTIFY THAT WE HAVE INSPECTED THE EQUIPMENT AND THAT IT IS IN GOOD OPERATING ORDER AND FIT FOR OUR INTENDED USE. WE CONDITIONALLY ACCEPT THE EQUIPMENT AND ACKNOWLEDGE THAT IT HAS NOT BEEN ACCEPTED ON A "TRIAL" BASIS. WE NOW REQUEST THAT THE LEASING COMPANY SIGN THE LEASE AND PAY THE EQUIPMENT VENDOR. WE UNDERSTAND THE IMPORTANCE OF THIS CERTIFICATION TO THE LEASING COMPANY PRIOR TO PAYING THE VENDOR, AND WE UNDERSTAND WE WILL BE PRECLUDED FROM DENYING THE TRUTH OF THIS CERTIFICATION IN THE FUTURE.
-------------------------------------------------------------------------------
Signature                           Date         Name and Title (Please Print)

X /s/ DONALD CAMERON               6-8-99        Donald Cameron, President
-------------------------------------------------------------------------------

PUT Addendum to Equipment Lease Agreement
(End of Lease Purchase Agreement)

Reference:
     Lessor:          Advanta Bank Corp.
     Lessee:          Interactive Telesis, Inc.
     App No.          ______________   Lease No. _______________
     Equipment:       (1) ARC Serve Enterprise Back-Up System
     Purchase Price:  $2,561.76

     This PUT Addendum to Equipment Lease Agreement ("Addendum") shall amend the Equipment Lease Agreement by and between the above lessor ("Lessor") and the above lessee ("Lessee") with reference to the above lease transaction ("Lease"). All terms and conditions of the Lease not inconsistent with this Addendum shall be and remain in full force and effect.

1. PUT. Lessee hereby irrevocably and unconditionally agrees to purchase the above leased equipment covered by the Lease (the "Equipment") for the above sum (the "Purchase Price") plus all unpaid rentals and other sums due and owing by the Lessee for the entire term of the Lease, plus any applicable sales tax, which sum shall be payable on (a) the expiration date of the initial term of the Lease, or (b) the earlier termination of the Lease, if allowed by Lessor.

     Within fifteen (15) days after receipt of the Purchase Price and all other sums mentioned above, Lessor shall execute and deliver to Lessee a bill of sale for the Equipment, "AS IS" and "WHERE IS", in its then condition and its then location, without any warranty or representation (other than as to title) by or recourse against the Lessor.

     The occurrence of an event of default under the Lease shall constitute a default by Lessee under this Addendum, and Lessee irrevocably and unconditionally agrees thereupon to immediately pay the Purchase Price to Lessor, together with all sums due under the Lease.

     This Addendum and all rights of Lessor hereunder may be assigned by Lessor without notice to or consent by the Lessee. Lessee may not assign any of its rights under this Addendum without the prior written consent of Lessor or its assignee.

     The parties intend and agree that a carbon copy, photocopy, or facsimile of this document with their signature thereon shall be treated as an original, and shall be deemed to be as binding, valid, genuine, and authentic as an original-signature document and writing for all purposes, including all matters of evidence and the "best evidence" rules.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Addendum as of the date shown below.

Witness:                            LESSEE:  Interactive Telesis, Inc.
                                             ----------------------------------
                                                   (Print name of company)

/s/ [Signature Illegible]  6/8/99       By: /s/ DONALD CAMERON
---------------------------------           ----------------------------------
         (SEAL)                                     (Signature)

                                             Donald Cameron, President
                                             ----------------------------------
                                             (Print name and title)      (Date)

ACCEPTED BY LESSOR

------------------------------
(Signature)             (Date)

[MEDIA CAPITAL OF CALIFORNIA LOGO]

AUTHORIZATION FOR INSURANCE COVERAGE

INS. AGENT     LYNN L. LAMBERT-HARTFORD INS CO.
          ----------------------------------------------------------------------
ADDRESS        HOBBS GROUP, LLC
          ----------------------------------------------------------------------
               ONE WORLD TRADE CENTER #1500
          ----------------------------------------------------------------------
               LONG BEACH, CA 90831
          ----------------------------------------------------------------------
PHONE          (562) 435-2259                POLICY #  729UCGK9308
          ---------------------------------          ---------------------------
RE:       INTERACTIVE TELESIS, INC.

Gentlemen:

Media Capital, L.L.C. is about to enter into a Lease Agreement with the above referenced lessee. In accordance with our Lease Agreement, the lessee is responsible to provide insurance pertaining to the subject leased equipment, as follows:

     A) The Equipment must be insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement value of $26,000 with a deductible not to exceed $500.00

     B) Third Party liability and property damage insurance providing $500,000.00 combined single limit, bodily injury and property damage coverage relative to the leased equipment.

Media Capital, L.L.C. shall be named as the loss payee and additional insured on the above described insurance.

As indicated by their signature below, the lessee has authorized Media Capital, L.L.C. to:

          1)   Discuss the required insurance with your company; and,

          2) Authorize and instruct you, or any other insurance company, to provide such insurance as is required by our Lease Agreement, at our sole discretion and without obligation on our part; and,

          3)   To debit lessee's account for any costs related thereto.

We respectfully request that you immediately provide the herein required insurance and provide proof of coverage to us by forwarding a copy of a Certificate of Insurance by fax to 310-823-6295, with the original being sent by mail. Additionally, should the subject insurance be canceled or modified before the expiration date, you must give us 30 days notice.

Media Capital, L.L.C.                        Acknowledged and Agreed to:
                                             Lessee Interactive Telesis, Inc.

By                                           By   /s/ DONALD CAMERON
  -----------------------------                ------------------------------
     Robert Skibinski                                  Donald Camerona
                                             Date   6-8-99
                                                 ----------------------------

                                    INVOICE
                                                                          PAGE 1



      [Z LOGO]                                       INVOICE NUMBER:  0991379-IN
Zzyzx Peripherals, Inc.                                INVOICE DATE:   06/09/99
Solutions by design


5893 Oberlin Drive                                     ORDER NUMBER:  S091224
Suite #102                                               ORDER DATE:  06/02/99
San Diego, CA 92121                                     SALESPERSON:  0204
Ph:  619-558-7800                                       CUSTOMER NO:  0900046
FAX: 619-558-0813


===============================================================================
SOLD TO                                         SHIP TO
===============================================================================

INTERACTIVE TELESIS                                      INTERACTIVE TELESIS
ATTN:  ACCOUNTS PAYABLE                                  *WILL CALL*
535 ENCINITAS BLVD, STE 116                              SAN DIEGO, CA
ENCINITAS, CA 92024

CONFIRM TO:
    DONALD CAMERON-760-632-1700
===============================================================================

CUSTOMER P.O.                             SHIP VIA                         F.O.B.                  TERMS
==================================================================================================================================
9996                                   CUST PICK UP                   SAN DIEGO                NET 30 DAYS
==================================================================================================================================

==================================================================================================================================
ITEM NO.                           UNIT                 ORDERED      SHIPPED      BACK ORDER       PRICE               AMOUNT
==================================================================================================================================
COA/MPL50LP0MEV                   EACH                     1            1               0             .00                   .00
  CA Open License Prgm Sol. Kt

COA/ARB601661CC                   EACH                     5            5               0          850.00              4,250.00
  ArcserveIT V6.61 Adv Ed. NT, 0

COA/ARB601661C2                   EACH                     5            5               0          330.00              1,650.00
  ArcserveIT V6.61 AE NT, UG 2yr

COA/ARB607661AC                   EACH                     5            5               0          300.00              1,500.00
  ArcserveIT WrkGp AE Disaster R

COA/ARB607661A2                   EACH                     5            5               0          115.00                575.00
  ArcserveIT WrkGp AE Dis Rec UG

COA/ARB601661AC                   EACH                     8            8               0          620.00              4,960.00
  ArcserveIT V6.61 WkGp B/U Agnt

COA/ARB601661A2                   EACH                     8            8               0          235.00              1,880.00
  ArcserveIT V6.61 WG B/U Agnt 2

COA/ARB613661AC                   EACH                    10           10               0          500.00              5,000.00
  ArcserveIT V6.61 WG  B/U Agnt 2






                                                                                                              CONTINUED
FEDERAL TAX IDENTIFICATION NUMBER 33-0753441
PLEASE VISIT US ON THE INTERNET:   www.zzyzx.com                                         INVOICE BALANCE

                                    INVOICE
                                                                          PAGE 2



      [Z LOGO]                                       INVOICE NUMBER:  0991379-IN
Zzyzx Peripherals, Inc.                                INVOICE DATE:   06/09/99
Solutions by design


5893 Oberlin Drive                                     ORDER NUMBER:  S091224
Suite #102                                               ORDER DATE:  06/02/99
San Diego, CA 92121                                     SALESPERSON:  0204
Ph:  619-558-7800                                       CUSTOMER NO:  0900046
FAX: 619-558-0813


===============================================================================
SOLD TO                                         SHIP TO
===============================================================================

INTERACTIVE TELESIS                                      INTERACTIVE TELESIS
ATTN:  ACCOUNTS PAYABLE                                  *WILL CALL*
535 ENCINITAS BLVD, STE 116                              SAN DIEGO, CA
ENCINITAS, CA 92024

CONFIRM TO:
    DONALD CAMERON-760-632-1700
===============================================================================

CUSTOMER P.O.                             SHIP VIA                         F.O.B.                  TERMS
==================================================================================================================================
9996                                   CUST PICK UP                   SAN DIEGO                NET 30 DAYS


==================================================================================================================================
ITEM NO.                           UNIT                 ORDERED      SHIPPED      BACK ORDER       PRICE               AMOUNT
==================================================================================================================================
COA/ARB613661A2                   EACH                    10           10               0          190.00              1,900.00
  ArcserveIT V6.61  WG B/U Agnt 2

COA/ARB605661AC                   EACH                     2            2               0          430.00                860.00
  ArcserveIT  WG/AE Tape Lib Opt

COA/ARB605661A2                   EACH                     2            2               0          170.00                340.00
  ArcserveIT WG/AE TapeLibOpt 2y

COA/ARB608661AC                   EACH                     1            1               0          620.00                620.00
  ArcserveIT V6.61 WG/AE MS BU N

COA/ARB608661A2                   EACH                     1            1               0          240.00                240.00
  ArcserveIT V6.61 WG/AE MS BU N

*H                                EACH                     1            1               0             .00                   .00

*F/H                              EACH                     1            1               0             .00                   .00
                                                                                                                      ---------
                                                                                                                      23,775.00
                                                                                                    LESS DISCOUNT:          .00
                                                                                                   FREIGHT CHARGE:          .00
                                                                                                    SALES/USE TAX:     1,842.57
                                                                                                                      ---------
                                                                                                    INVOICE TOTAL:    25,617.57

FEDERAL TAX IDENTIFICATION NUMBER 33-0753441
PLEASE VISIT US ON THE INTERNET:   www.zzyzx.com                                         INVOICE BALANCE